UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): January 21, 2008



                    Millennium India Acquisition Company Inc.
             (Exact name of Registrant as specified in its charter)


        Delaware                       1-32931                   20-4531310
(State of incorporation)        (Commission File No.)           (IRS Employer
                                                             Identification No.)

                         330 East 38th Street, Suite 40H
                               New York, NY 10016
                    (Address of principal executive offices)


                  Registrant's telephone number: (212) 681-6763


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

2.01. Completion of Acquisition or Disposition of Assets.

     We were formed on March 15, 2006 as a blank check company to serve as a vehicle to effect a merger, capital stock exchange, asset acquisition or other similar business combination with one or more businesses that have operations primarily in India. At a special meeting of stockholders on January 17, 2008, our stockholders approved, among other things, two substantially identical share subscription agreements to acquire an equity interest in each of SMC Global Securities Limited ("SMC") and SAM Global Securities Limited ("SAM"), collectively comprising the SMC Group of Companies.

     On January 21, 2008, we consummated the acquisition of a 14.75% equity interest in each of SMC and SAM for an aggregate consideration of US $41,155,412.

     Based in New Delhi, the SMC Group is a full service financial services firm. Its products and services include equities and commodities brokerage, online equities, commodities and derivatives trading, equity research, mutual fund and IPO distribution, depository and clearing services, merchant banking and corporate finance and insurance brokerage. The SMC Group also takes proprietary positions through trading and investing in equity products. Companies of the SMC Group are members of the Bombay Stock Exchange (BSE) and the National Stock Exchange of India (NSE), among other exchanges.

     The SMC Group currently has more than 1,100 employees and, in addition to its headquarters in New-Delhi, has regional offices in Mumbai (Bombay), Kolkata (Calcutta), Chennai, Cochin, Amhedabad, Hyderabad, Siliguri and Jaipur. The SMC Group also has a rapidly expanding retail distribution network of more than 6,000 independent financial advisors in 925 offices and more than 225 cities across India. This retail network is currently serving the financial needs of more than 250,000 investors throughout India.

     The business of the SMC Group as well as information that would have been required if we were filing a registration statement on Form 10 under the Securities Exchange Act of 1934 is described in our definitive proxy statement, dated December 21, 2007, filed with the Securities and Exchange Commission on December 21, 2007 and is incorporated herein by reference.

     We are a closed-end mutual fund registered under the Investment Company Act of 1940, as amended.



5.06. Change in Shell Company Status.

     We were formed on March 15, 2006 as a blank check company to serve as a vehicle to effect a merger, capital stock exchange, asset acquisition or other similar business combination with one or more businesses that have operations primarily in India. On January 21, 2008, we consummated the acquisition of a 14.75% equity interest in each of SMC and SAM. As a result of this acquisition we ceased being a "shell company" as defined in Rule 12b-2 under the Securities Exchange Act of 1934. The material terms of the acquisition are described in our definitive proxy statement, dated December 21, 2007, filed with the Securities and Exchange Commission on December 21, 2007 and are incorporated herein by reference.

8.01. Other Events.

     At a special meeting of stockholders on January 17, 2008:

     o the amendment to our certificate of incorporation to clarify that the business combination contemplated by the certificate of incorporation includes the purchase of a minority interest in an operating business was approved;

     o the Share Subscription Agreement, dated as of May 12, 2007, among us, SMC Global Securities Limited and the promoters of SMC was approved;

     o the Share Subscription Agreement, dated as of May 12, 2007, among us, SAM Global Securities Limited and the promoters of SAM was approved;

     o the issuance of shares of our common stock at below net asset value to registered holders of our outstanding warrants and the holder of the unit purchase option was approved;

     o the Letter Agreement, dated as of June 6, 2007, among us, SMC and the promoters of SMC was approved;

     o the Letter Agreement, dated as of June 6, 2007, among us, SAM and the promoters of SAM was approved; and

     o F. Jacob Cherian, Suhel Kanuga, Lawrence Burstein, Gul Asrani and C.P. Krishnan Nair were elected Directors of our company to serve for a term of one year and until their successors are elected and qualify.



Item 9.01. Financial Statements and Exhibits.

     The financial statements of SMC and SAM are included in our definitive proxy statement, dated December 21, 2007, filed with the Securities and Exchange Commission on December 21, 2007 and are incorporated herein by reference.

     The pro forma financial information relating to our purchase of an equity interest in each of SMC and SAM is included in our definitive proxy statement, dated December 21, 2007, filed with the Securities and Exchange Commission on December 21, 2007 and is incorporated herein by reference.

Exhibits:

   Exhibit No.      Description
   -----------      -----------
       2.1          Share  Subscription  Agreement  between  Registrant  and SMC
                    Global  Securities  Limited  and  Promoters  of  SMC  Global
                    Securities Limited, dated May 12, 2007 (1)

       2.2 Shareholders Agreement between Registrant and SMC Global Securities Limited and Promoters of SMC Global Securities Limited (1)

       2.3 Share Subscription Agreement between Registrant and SAM Global Securities Limited and Promoters of SAM Global Securities Limited, dated May 12, 2007 (1)

       2.4 Shareholders Agreement between Registrant and SAM Global Securities Limited and Promoters of SAM Global Securities Limited (1)

       2.5 Letter Agreement (Option Agreement) between Registrant and SMC Global Securities Limited and Promoters of SMC Global Securities Limited, dated June 6, 2007 (1)

       2.6 Letter Agreement (Option Agreement) between Registrant and SAM Global Securities Limited and Promoters of SAM Global Securities Limited, dated June 6, 2007 (1)

       3.1          Registrant's    Amended   and   Restated    Certificate   of
                    Incorporation (2)

       3.2          Registrant's Bylaws (2)

       3.3          Certificate  of  Amendment  to   Registrant's   Amended  and
                    Restated  Certificate of Incorporation,  dated June 28, 2006
                    (2)

       3.4          Certificate  of  Amendment  to   Registrant's   Amended  and
                    Restated  Certificate  of  Incorporation,  dated January 17,
                    2008

       3.5          Articles of Association of SMC Global Securities Limited (1)

       3.6          Articles of Association of SAM Global Securities Limited (1)

       4.1          Specimen Unit Certificate (2)

       4.2          Specimen Common Stock Certificate (2)

       4.3          Specimen Warrant Certificate (2)

       4.4 Form of Unit Purchase Option granted to the Representative of the Underwriters (2)

       4.5 Form of Warrant Agreement between American Stock Transfer & Trust Company and the Registrant (2)

      10.1 Form of Investment Management Trust Agreement between The Bank of New York and the Registrant (2)

      10.2 Form of Stock Escrow Agreement between the Registrant, American Stock Transfer & Trust Company and the Existing Stockholders (2)

      10.3 Form of Letter Agreement among the Registrant, Ladenburg Thalmann & Co. Inc. and each of Kishore Mirchandani, Lawrence Burstein, C.P. Krishnan Nair, Gul Asrani, and Sarat Sethi (2)

      10.4          Form of Promissory  Note issued by the Registrant to each of
                    F. Jacob Cherian, Suhel Kanuga and Kishore Mirchandani (2)

      10.5 Form of Registration Rights Agreement among the Registrant and each of the existing stockholders (2)

      10.6 Form of Letter Agreement among the Registrant, Ladenburg Thalmann & Co. Inc. and each of F. Jacob Cherian and Suhel Kanuga (2)

------------
(1) Filed as an exhibit to the Registrant's definitive proxy statement relating to its 2008 Special Meeting of Stockholders filed with the SEC on December 21, 2007 and incorporated herein by reference.
(2) Filed as an exhibit to the Registrant's registration statement on Form S-1 (Registration No.: 333-133189) initially filed on April 10, 2006, as amended, and incorporated herein by reference.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  Millennium India Acquisition Company Inc.



Dated: January 24, 2008           By:   /s/ F. Jacob Cherian
                                      ------------------------------------------
                                           F. Jacob Cherian
                                           President and Chief Executive Officer